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                                                                    Exhibit 10.4


            WAIVER WITH RESPECT TO SALE AND SERVICING AGREEMENTS AND
         INSURANCE AND INDEMNITY AGREEMENTS DATED MARCH 31, 2003 BETWEEN
          RADIAN ASSET ASSURANCE INC., TFC AUTOMOBILE RECEIVABLES TRUST
         2001-1, TFC RECEIVABLES CORPORATION IV, AS SELLER, THE COMPANY,
          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE,
         TRUST COLLATERAL AGENT, BACKUP SERVICER AND P.O. BOX OWNER, AND
           WELLS FARGO FINANCIAL AMERICA, INC., AS SUCCESSOR SERVICER

     This WAIVER WITH RESPECT TO SALE AND SERVICING AGREEMENTS AND INSURANCE AND INDEMNITY AGREEMENTS (this "Waiver") is made as of March 31, 2003, to (a) (i) that certain Sale and Servicing Agreement dated as of March 30, 2001 (the"2001-1 SSA"), among Asset Guaranty Insurance Company (now known as Radian Asset Assurance Inc.), TFC Automobile Receivables Trust 2001-1 (the "2001-1 Issuer"), TFC Receivables Corporation IV ("TFCRC IV"), as Seller, The Finance Company ("TFC"), Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as Trustee, Trust Collateral Agent, Backup Servicer and P.O. Box Owner, and Wells Fargo Financial America, Inc. ("Wells Fargo Financial"), as Successor Servicer,
(ii) that certain Sale and Servicing Agreement dated as of March 19, 2002 (the "2002-1 SSA"), among Radian Asset Assurance Inc. (the "Insurer"), TFC Automobile Receivables Trust 2002-1 (the "2002-1 Issuer"), TFC Receivables Corporation V ("TFCRC V"), as Seller, TFC, Wells Fargo, as Trustee, Trust Collateral Agent, Backup Servicer and P.O. Box Owner, and Wells Fargo Financial, as Successor Servicer and (iii) that certain Sale and Servicing Agreement, dated as of October 9, 2002 (the "2002-2 SSA"), among the Insurer, TFC Automobile Receivables Trust 2002-2, as Issuer (the "2002-2 Issuer"), TFC Receivables Corporation VI, as Seller ("TFCRC VI"), TFC, Wells Fargo, as Trust Collateral Agent and Backup Servicer and Wells Fargo Financial Servicing Solutions, LLC, ("Solutions") as Successor Servicer (the 2001-1 SSA, 2002-1 SSA and 2002-2 SSA referred to herein collectively as the "Sale and Servicing Agreements" and each individually as a "Sale and Servicing Agreement") and (b) (i) that certain Insurance and Indemnity Agreement dated as of March 30, 2001 (the "2001-1 Insurance Agreement") among the Insurer, the 2001-1 Issuer, TFCRC IV, TFC, Wells Fargo, and Wells Fargo Financial, (ii) that certain Insurance and Indemnity Agreement dated as of March 19, 2002 (the "2002-1 Insurance Agreement") among the Insurer, the 2002-1 Issuer, TFCRC V, TFC, Wells Fargo and Wells Fargo Financial and (iii) that certain Insurance and Indemnity Agreement dated as of October 9, 2002 (the "2002-2 Insurance Agreement") among the Insurer, the 2002-2 Issuer, TFCRC VI, TFC, Wells Fargo and Solutions (the 2001-1 Insurance Agreement, 2002-1 Insurance Agreement and 2002-2 Insurance Agreement referred to herein collectively as the "Insurance Agreements" and each individually as an "Insurance Agreement").

                              W I T N E S S E T H:

     WHEREAS, the Insurer, the 2001-1 Issuer, TFCRC IV, TFC, Wells Fargo and Wells Fargo Financial have entered into the 2001-1 SSA and the 2001-1 Insurance Agreement;

     WHEREAS, the Insurer, the 2002-1 Issuer, TFCRC V, TFC, Wells Fargo and Wells Fargo Financial have entered into the 2002-1 SSA and the 2002-1 Insurance Agreement;

     WHEREAS, the Insurer, the 2002-2 Issuer, TFCRC VI, TFC, Wells Fargo and Solutions have entered into the 2002-2 SSA and the 2002-2 Insurance Agreement;

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     WHEREAS, as of the date hereof, the Insurer is the "Controlling Party"
under each of the Sale and Servicing Agreements;

     WHEREAS, TFC has informed the Insurer that its parent, TFC Enterprises, Inc. ("Parent"), which owns 100% of the outstanding stock of TFC, expects to enter into a merger agreement (the "Merger Agreement") dated as of March 31, 2003 with Consumer Portfolio Services, Inc. and CPS Mergersub, Inc. ("CPS Sub"), pursuant to which CPS Sub will merge in and to Parent (such merger, if any, the "TFC Merger Transaction");

     WHEREAS, TFC has further informed the Insurer that TFC expects to receive from its independent accountants, with respect to the audited financial statements for TFC for fiscal year 2002, an opinion that is qualified as to going concern (such opinion letter, if any, the "Going Concern Letter");

     WHEREAS, the Insurer, as Controlling Party under the Sale and Servicing Agreements, wishes to waive the Servicer Termination Event under each of the Sale and Servicing Agreements that may directly result from TFC's receipt of the Going Concern Letter, if any, to the extent provided herein;

     WHEREAS, the occurrence of a Servicer Termination Event under each Sale and Servicing Agreement constitutes an Insurance Agreement Event of Default under the related Insurance Agreement;

     WHEREAS, the Insurer wishes to waive the Insurance Agreement Event of Default under each of the Insurance Agreements that will occur as a result of the Servicer Termination Event referenced above to the extent provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.01. Defined Terms. For purposes of this Waiver, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale and Servicing Agreements.

     Section 1.02. Waiver of Servicer Termination Events and Insurance Agreement Events of Default.

          (a) (i) To the extent that TFC's receipt of the Going Concern Letter, if any, constitutes a material exception in an audit of TFC which may result in a material adverse effect on the Noteholders, the Trust Property or the Controlling Party and thus results in a Servicer Termination Event under Section 10.0(h) of each of the Sale and Servicing Agreements, the Insurer, as Controlling Party under each of the Sale and Servicing Agreements, subject to
Section 1.02(b) of this Waiver, hereby waives each such Servicer Termination Event and agrees not to direct the Trustee to take the actions set forth in Sections 10.2 and 10.3 of the Sale and Servicing Agreement as the result of such Servicer Termination Event.

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               (ii) To the extent that the Servicer Termination Event
referred to in Section 1.02(a)(i) of this Waiver occurs under each Sale and Servicing Agreement and thus causes an Insurance Agreement Event of Default under Section 6.01(h) of each respective Insurance Agreement, the Insurer, subject to Section 1.02(b) of this Waiver, hereby waives each such Insurance Agreement Event of Default and agrees not to exercise the rights and remedies set forth in Section 6.02(a) of each Insurance Agreement as a result of such Insurance Agreement Event of Default.

          (b) Notwithstanding any contrary provision herein, the waivers contained in Section 1.02(a) shall be effective only during the period from and including the date on which TFC delivers a copy of the Going Concern Letter, if any, to the Insurer, to but excluding the earliest of (i) the date of the termination of the warehouse facility provided by Westside Funding pursuant to that certain Amended and Restated Warehouse and Security Agreement dated as of March 15, 2002, (ii) the date of the termination of the loan facility provided by General Electric Capital Corporation pursuant to that certain Motor Vehicle Installment Contract Loan and Security Agreement dated as of March 31, 2001,
(iii) the date of the termination of the Merger Agreement pursuant to Section
7.1 thereof, (iv) April 14, 2003, if the Merger Agreement has not been executed by that date, (v) the date of closing of the TFC Merger Transaction, if such date is on or before May 31, 2003, and (vi) May 31, 2003, if the TFC Merger Transaction has not been consummated by that date.

          (c) Nothing contained in this Section 1.02 shall constitute a waiver of any (i) Servicer Termination Event under any provision of any Sale and Servicing Agreement other than Section 10.01(h) of each Sale and Servicing Agreement or (ii) Insurance Agreement Event of Default under any provision of any Insurance Agreement other than Section 6.01(h) of each Insurance Agreement, in each case, that may arise from a material exception in an audit of TFC which may result in any material adverse effect on the Noteholders, the Trust Property or the Controlling Party, other than TFC's receipt of the Going Concern Letter, if any.

     Section 1.03. Conditions Precedent to Waivers.

          (a) Each of the waivers set forth in Section 1.02 of this Waiver is subject to the satisfaction of each of the following conditions precedent: (i) no breach of any representation, warranty or covenant of TFC, TFCRC IV, TFCRC V, TFCRC VI, the 2001-1 Issuer, the 2002-1 Issuer or the 2002-2 Issuer (collectively, the "TFC Parties") set forth in any Transaction Document shall have occurred and be continuing; (ii) no representation of any TFC Party set forth in any Transaction Document shall contain any statement that is false or, in the context in which such statement is made, misleading; (iii) all information provided to Insurer in connection with the negotiation and execution of this Waiver shall have been, at the time such information was so provided, and shall be, as of the date of this Waiver, accurate in all material respects; and (iv) the TFC Parties have disclosed to the Insurer all facts, events and occurrences prior to the date of this Waiver that constituted an Servicer Termination Event or an Insurance Agreement Event of Default.

     Section 1.04. Effect of Waiver. In all respects each Sale and Servicing Agreement and Insurance Agreement remains in full force and effect and, except as waived pursuant hereto during the period set forth in Section 1.02(b) hereof, is unchanged.

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     Section 1.05. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

     Section 1.06. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunto duly authorized, as of the day first above written.

                                     RADIAN ASSET ASSURANCE INC. (formerly
                                     known as ASSET GUARANTY INSURANCE
                                     COMPANY)


                                     By: /s/ Myer Strauss
                                       Name: Myer Strauss
                                       Title: VP and Director

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Acknowledged and agreed to as of the date first above:

TFC RECEIVABLES CORPORATION IV
TFC RECEIVABLES CORPORATION V
TFC RECEIVABLES CORPORATION VI



By: /s/ Ronald G. Tray
Name: Ronald G. Tray
Title: President


THE FINANCE COMPANY,
individually and as Servicer



By: /s/ Ronald G. Tray
Name: Ronald. G. Tray
Title: President


WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trust Collateral Agent, Trustee, P.O. Box Owner and as Back-up Servicer

By: /s/ Jeanine Casey
Name: Jeanine Casey
Title: Corporate Trust Officer


WELLS FARGO FINANCIAL AMERICA, INC.,
as Successor Servicer

By: /s/ Richard Potter
Name: Richard Potter
Title: Vice President


WELLS FARGO FINANCIAL SERVICING
SOLUTIONS, LLC, as Successor Servicer

By: /s/ Andrew Mears
Name: Andrew Mears
Title: Vice President

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TFC AUTOMOBILE RECEIVABLES TRUST 2001-1
TFC AUTOMOBILE RECEIVABLES TRUST 2002-1
TFC AUTOMOBILE RECEIVABLES TRUST 2002-2


By:  WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Owner Trustee



By: /s/ Mary Kay Pupillo
Name: Mary Kay Pupillo
Title: Senior Financial Services Officer